UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012

American Assets Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200 San Diego, California 92130		92130
(Address of principal executive offices)		(Zip Code)

(858) 350-2600

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2012, American Assets Trust, Inc. (the “Company”), through the Company’s operating partnership, entered into an agreement to acquire City Center Bellevue, a 27-story LEED-EB Gold certified office tower, consisting of approximately 497,000 square feet, located at 500 108th Avenue NE in Bellevue, Washington (the “Property”).

The purchase price for the Property, excluding closing costs, is approximately $229 million, which the Company will pay using a combination of cash on hand and funds drawn against its existing credit facility. The Company intends to place mortgage financing on the Property at, or subsequent to, closing. Based upon information provided by the seller of the Property, the Company believes that, upon closing, approximately 92% of the Property’s total rentable square feet will be leased. Major tenants at the Property include Caradigm, HDR Engineering, Inc., Intelius, Inc., Sucker Punch Productions, LLC, Global Scholar, Inc., Cisco Systems, Inc. and Morgan Stanley.

The acquisition is subject to customary closing conditions. The Company can offer no assurances that this acquisition will close on the terms described herein, or at all.

The transaction is being structured to accommodate a possible tax deferred exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986 and applicable state revenue and taxation code sections.

The foregoing description of the property acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 30, 2012, the Company issued a press release announcing the agreement to purchase the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement between City Center Bellevue Property LLC, as Seller, and American Assets Trust, L.P., as Purchaser, dated July 30, 2012.

99.1	Press Release issued by American Assets Trust, Inc. on July 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

By:	/s/ ADAM WYLL
Adam Wyll
Senior Vice President, General Counsel and Secretary

July 31, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Purchase and Sale Agreement between City Center Bellevue Property LLC, as Seller, and American Assets Trust, L.P., as Purchaser, dated July 30, 2012.

99.1	Press Release issued by American Assets Trust, Inc. on July 30, 2012.